A. G. EDWARDS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended
	February 29,	February 28,	Increase/	%
	2004	2003	(Decrease)	Chg.
REVENUES:

Commissions	$310,325	$214,698	$95,627	44.5
Asset management and service fees	199,945	146,480	53,465	36.5
Principal transactions	71,894	74,328	(2,434)	(3.3)
Investment banking	81,243	51,913	29,330	56.5
Interest	25,569	23,249	2,320	10.0
Other	723	3,522	(2,799)	(79.5)

TOTAL REVENUES	689,699	514,190	175,509	34.1

Interest expense	382	507	(125)	(24.7)

NET REVENUES	689,317	513,683	175,634	34.2

NON-INTEREST EXPENSES:

Compensation and benefits	456,581	342,509	114,072	33.3
Communication and technology	68,841	68,112	729	1.1
Occupancy and equipment	31,715	33,712	(1,997)	(5.9)
Marketing and business development	12,358	9,643	2,715	28.2
Floor brokerage and clearance	6,126	4,820	1,306	27.1
Other	30,000	22,057	7,943	36.0

TOTAL NON-INTEREST EXPENSES	605,621	480,853	124,768	25.9

EARNINGS BEFORE INCOME TAXES	83,696	32,830	50,866	154.9

INCOME TAXES	29,292	11,629	17,663	151.9

NET EARNINGS	$54,404	$21,201	$33,203	156.6

EARNINGS PER SHARE:
Diluted	$0.67	$0.26	$0.41	157.7
Basic	$0.68	$0.26	$0.42	161.5

AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING:
Diluted	81,330	81,574
Basic	80,387	80,400

STOCKHOLDERS' EQUITY	$1,778,677	$1,688,537

BOOK VALUE PER SHARE	$22.09	$20.92

TOTAL SHARES OUTSTANDING (end of period)	80,533	80,726

A. G. EDWARDS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except per share amounts)
(Unaudited)

	For the Twelve Months Ended
	February 29,	February 28,	Increase/	%
	2004	2003	(Decrease)	Chg.
REVENUES:

Commissions	$1,093,222	$895,019	$198,203	22.1
Asset management and service fees	684,729	625,626	59,103	9.4
Principal transactions	296,886	311,124	(14,238)	(4.6)
Investment banking	321,861	251,180	70,681	28.1
Interest	95,792	106,027	(10,235)	(9.7)
Other	6,384	10,239	(3,855)	(37.7)

TOTAL REVENUES	2,498,874	2,199,215	299,659	13.6

Interest expense	2,519	5,214	(2,695)	(51.7)

NET REVENUES	2,496,355	2,194,001	302,354	13.8

NON-INTEREST EXPENSES:

Compensation and benefits	1,649,408	1,453,671	195,737	13.5
Communication and technology	272,047	282,603	(10,556)	(3.7)
Occupancy and equipment	137,617	134,149	3,468	2.6
Marketing and business development	46,853	40,177	6,676	16.6
Floor brokerage and clearance	22,495	22,464	31	0.1
Other	122,661	89,503	33,158	37.0

TOTAL NON-INTEREST EXPENSES	2,251,081	2,022,567	228,514	11.3

EARNINGS BEFORE INCOME TAXES	245,274	171,434	73,840	43.1

INCOME TAXES	85,789	52,606	33,183	63.1

NET EARNINGS	$159,485	$118,828	$40,657	34.2

EARNINGS PER SHARE:
Diluted	$1.97	$1.46	$0.51	34.9
Basic	$1.99	$1.48	$0.51	34.5

AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING:
Diluted	80,990	81,177
Basic	80,031	80,133

STOCKHOLDERS' EQUITY	$1,778,677	$1,688,537

BOOK VALUE PER SHARE	$22.09	$20.92

TOTAL SHARES OUTSTANDING (end of period)	80,533	80,726

A. G. EDWARDS, INC.
QUARTERLY CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended
	February 29,	November 30,	August 31,	May 31,	February 28,
	2004	2003	2003	2003	2003
REVENUES:

Commissions	$310,325	$272,704	$268,393	$241,800	$214,698
Asset management and service fees	199,945	174,587	161,762	148,435	146,480
Principal transactions	71,894	72,418	82,178	70,396	74,328
Investment banking	81,243	76,377	94,557	69,684	51,913
Interest	25,569	22,051	23,986	24,186	23,249
Other	723	4,765	2,515	(1,619)	3,522

TOTAL REVENUES	689,699	622,902	633,391	552,882	514,190

Interest expense	382	403	950	784	507

NET REVENUES	689,317	622,499	632,441	552,098	513,683

NON-INTEREST EXPENSES:

Compensation and benefits	456,581	400,878	419,094	372,855	342,509
Communication and technology	68,841	69,892	68,795	64,519	68,112
Occupancy and equipment	31,715	37,391	36,269	32,242	33,712
Marketing and business development	12,358	13,604	11,099	9,792	9,643
Floor brokerage and clearance	6,126	5,720	5,989	4,660	4,820
Other	30,000	34,166	33,800	24,695	22,057

TOTAL NON-INTEREST EXPENSES	605,621	561,651	575,046	508,763	480,853

EARNINGS BEFORE INCOME TAXES	83,696	60,848	57,395	43,335	32,830

INCOME TAXES	29,292	21,131	19,907	15,459	11,629

NET EARNINGS	$54,404	$39,717	$37,488	$27,876	$21,201

EARNINGS PER SHARE:

Diluted	$0.67	$0.49	$0.46	$0.35	$0.26
Basic	$0.68	$0.49	$0.47	$0.35	$0.26

AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING:
Diluted	81,330	81,401	80,488	80,738	81,574
Basic	80,387	80,047	79,394	80,337	80,400

STOCKHOLDERS' EQUITY	$1,778,677	$1,734,603	$1,666,738	$1,674,808	$1,688,537

BOOK VALUE PER SHARE	$22.09	$21.58	$21.13	$20.99	$20.92

A.G. EDWARDS, INC.
QUARTERLY STATISTICAL INFORMATION
(Dollars in thousands, except per share amounts)
(Unaudited)

	4Q FY04	3Q FY04	2Q FY04	1Q FY04	4Q FY03

Net Revenues	$689,317	$622,499	$632,441	$552,098	$513,683

Earnings Before Income Taxes	$83,696	$60,848	$57,395	$43,335	$32,830

Net Earnings	$54,404	$39,717	$37,488	$27,876	$21,201

Net Earnings as a
Percent of Net Revenues	7.9%	6.4%	5.9%	5.0%	4.1%

Average Diluted Shares-
(000's Omitted)	81,330	81,401	80,488	80,738	81,574

Earnings Per Share (Diluted)	$0.67	$0.49	$0.46	$0.35	$0.26

Dividends Per Share	$0.16	$0.16	$0.16	$0.16	$0.16

Stockholders' Equity	$1,778,677	$1,734,603	$1,666,738	$1,674,808	$1,688,537

Book Value Per Share	$22.09	$21.58	$21.13	$20.99	$20.92

Return On Average Equity-
(Quarter Results Annualized)	12.4%	9.3%	9.0%	6.6%	5.1%

Total Assets	$4,435,418	$4,180,205	$4,066,745	$3,921,934	$3,980,094

Financial Consultants	6,980	6,956	7,024	7,121	7,222

Full-time Employees	15,931	15,887	15,948	16,079	16,181

Locations	710	708	706	707	709

Total Client Assets *	$300,000,000	$283,000,000	$270,000,000	$264,000,000	$242,000,000

Assets In Fee-based Accounts	$27,275,000	$24,732,000	$23,405,000	$21,769,000	$19,973,000

* Prior periods have been adjusted to include client assets acquired through A.G. Edwards that are held by other organizations.